                            Florida Street Bond Fund
                             Report To Shareholders
                       For the Year Ended October 31, 1999

Dear Fellow Shareholders,

   Fiscal 1999 was nothing to cheer about for bond investors. With the Federal Reserve in a posture of reversing the easing moves it made in 1998 in response to the Asian financial crisis, interest rates rose across all maturities. The most dramatic increase was in the intermediate maturities, indicating that investors are concerned about the economy's high growth rate and the threat of future inflation.

   The table and graph below shows the total return of the Florida Street Bond Fund along with those of the market indices used for comparison.


                                          PERFORMANCE TABLE
                                          Periods Ended 10/31/1999

                                                                    SINCE        AVG. ANN. RETURN
                                         6 MONTHS      1 YEAR       INCEPTION    SINCE INCEPTION
                                         --------     ------------  ---------    ---------------

Florida St. Bond Fund                    -5.03%        -1.45%       -0.34%       -0.15%
7-10 Year Treasury Index                 -1.74%        -4.14%       13.53%       5.82%
Merrill Lynch H.Y. Bond Index            -3.00%        5.62%         9.30%       4.04%



Note: Past performance does not predict future results.


     Period Ended
                  ML Hi Yld     7-10Yr Tr  FL Bond
                  ---------------------------------
           8/4/97    $10,000    $10,000    $10,000
          8/31/97     10,014     $9,940     $9,970
          9/30/97     10,194    $10,137    $10,100
         10/31/97     10,246    $10,340    $10,090
         11/30/97     10,338    $10,370    $10,079
         12/31/97     10,419    $10,513    $10,165
          1/31/98     10,607    $10,727    $10,307
          2/28/98     10,668    $10,681    $10,301
          3/31/98     10,777    $10,710    $10,376
          4/30/98     10,818    $10,753    $10,447
          5/31/98     10,949    $10,860    $10,364
          6/30/98     10,950    $10,984    $10,384
          7/31/98     11,058    $11,015    $10,554
          8/31/98     10,388    $11,442    $10,048
          9/30/98     10,507    $11,929     $9,979
         10/31/98     10,348    $11,842     $9,922
         11/30/98     10,886    $11,772    $10,356
         12/31/98     10,866    $11,846    $10,034
          1/31/99     11,013    $11,889    $10,174
          2/28/99     10,938    $11,457    $10,236
          3/31/99     11,065    $11,524    $10,400
          4/30/99     11,268    $11,554    $10,450
          5/31/99     11,164    $11,346    $10,458
          6/30/99     11,137    $11,321    $10,544
          7/31/99     11,152    $11,266    $10,553
          8/31/99     11,034    $11,258    $10,496
          9/30/99     10,990    $11,377    $10,366
         10/31/99     10,930    $11,353     $9,976


The chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the Merrill Lynch High Yield Index and the 7-10 Year Treasury Index on August 4, 1997 and held through October 31, 1999. The Merrill Lynch High Yield Index is a widely recognized unmanaged index of non-investment grade U.S. domestic bonds. Performance figures include the change in value of the bonds in the index, reinvestment of dividends, and are not annualized. The index return does not reflect expenses, which have been deducted from the Fund's return. The Fund's return represents past performance and is not predictive of future results.

   During the early part of the fiscal year, the high yield sector showed strong returns relative to high-grade bonds, as strong economic growth allowed corporate yield spreads to tighten versus Treasury issues. Then conditions worsened as negative supply/demand conditions related to concerns over Y2K and default experience in certain sectors led to a downturn in the sector and the Fund.

   The Fund underperformed the Merrill Lynch High Yield Index for the year for several reasons. The fund was under-weighted in the energy sector, which generated strong returns due to rising energy prices. Also, the Fund holds a greater weight in several securities in the consumer, chemical and communications sectors that are considered distressed. We have selected and maintained these holdings after careful research. In each case we are anticipating attractive returns in these securities over the next few years.

   While the concerns outlined above may weigh on the Fund in the short term, we continue to see a high probability of strong relative returns in the high yield sector and in the Florida Street Bond Fund in particular. Important factors in investors favor are 1) a growing economy, which should allow yield spreads to narrow from their current level, 2) a very high current yield which, alone will represent an attractive return, and 3) an average maturity of approximately six years which mitigates interest rate risk.

COMMENTARY ON RETURNS FOR THE YEAR ENDED DECEMBER 31, 1999

   For the calendar year, the Fund achieved good results versus its benchmarks. The total return for the Fund was 4.83%. The Merrill Lynch High Yield Index showed a return of 2.51% while the 7-10 Year U.S Treasury Index declined 5.42%.

   Thank you for your support.


Walter A. Morales, CFA


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND; THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE SHAREHOLDERS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

FLORIDA STREET BOND FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 1999

COMMON STOCK - 2.8%                                                                    SHARES                     VALUE
Golden State Bancorp Litigation - Warrants (b)                                         82,000                        $ 82,000
Covad Communications Group - Warrants (b)                                                 250                         116,626
Firstworld Communication, Inc. - Warrants (b)                                           1,000                          70,125
Homeland Stores, Inc. (b)                                                              58,286                         214,930
JPS Textile Group, Inc. (b)                                                             8,245                          24,220
                                                                                                             -----------------
TOTAL COMMON STOCK (COST $569,189)                                                                                    507,901
                                                                                                             -----------------

PREFERRED STOCK - 4.2%

Phone Tel Technologies, Inc.                                                            3,019                          42,154
Trikon Technologies, Inc. Series H                                                    192,516                         721,934
                                                                                                             -----------------
TOTAL PREFERRED STOCK (COST $863,500)                                                                                 764,088
                                                                                                             -----------------
                                                                                    PRINCIPAL
CORPORATE BONDS - 61.2%                                                               AMOUNT                      VALUE
American Eco Corp. 9.625%, 5/15/08                                                  $ 500,000                         292,500
American Rice, Inc. 13%, 7/31/02 (c)                                                  800,000                         324,000
Amresco 10%, 3/15/04                                                                    5,000                           2,725
Amscan Holdings, Inc. 9.875%, 12/15/07 (d)                                            250,000                         203,750
Bally Total Fitness Holdings Series D 9.875%, 10/15/07                                150,000                         142,500
Brauns Fashions, Inc. 12%, 1/1/05                                                     460,000                         440,450
Building Materials Corp. 8%, 10/15/07 (d)                                             100,000                          91,250
Cafeteria Operators, Inc. 12%, 12/31/01                                               285,000                         276,450
Covad Communications Group 0%, 3/15/08 (a)(d)                                         250,000                         140,000
DiGiorgio Corp. 10%, 6/15/07                                                          100,000                          92,750
Dimon, Inc. 8.875%, 6/1/06                                                            175,000                         158,845
Equimar Shipholding, Inc. 9.875%, 7/1/07                                              250,000                         153,750
Firstworld Communications, Inc. 0% 4/15/08 (a)                                      1,000,000                         540,000
Global Star, LP 11.25%, 6/15/04                                                       175,000                         100,625
Homeland Stores, Inc. 10%, 8/1/03                                                     640,000                         476,800
Iridium Capital Series B 14%, 7/15/05 (c)                                           2,115,000                         137,475
Laroche Industries, Inc. 9.50%, 9/15/07                                             1,500,000                         382,500
Loehmanns, Inc. 11.875%, 5/15/03 (c)                                                2,000,000                         380,000
Maxim Group, Inc. 9.25%, 10/15/07                                                     150,000                         117,750
McMillin Cos. LLC 13%, 8/31/06 (d)                                                  1,020,000                       1,020,000
Mrs. Fields Holdings Inc. 14%, 12/1/05                                                500,000                         247,500
Mrs. Fields Original Cookies, Inc. 10.125%, 12/1/04 (d)                               350,000                         297,500
National Equipment, Inc. 10%, 11/30/04                                                150,000                         146,250
Oakwood Homes Corp. 7.875%, 3/1/04                                                     10,000                           7,644
Packaged Ice, Inc. 9.75%, 2/1/05                                                    1,035,000                         856,462
Paging Network Do Brasil, SA 13.50%, 6/6/05                                           200,000                          41,500
Phar-Mor, Inc. 11.72%,  9/11/02                                                       105,000                         103,950
Ram Energy, Inc. 11.50%, 2/15/08                                                      750,000                         341,250
Service Merchandise, Inc. 9%, 12/15/04 (c)                                          2,656,000                         401,720
Speciality Foods Corp.:
  11.25%, 8/15/03                                                                     330,000                         259,050
  0%, 8/15/05 (a)                                                                     250,000                          35,000
FLORIDA STREET BOND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 1999 - CONTINUED

                                                                                    PRINCIPAL
CORPORATE BONDS - CONTINUED                                                          AMOUNT                       VALUE
Transamerica Energy, Inc. 11.50%, 6/15/02 (c)                                       $ 350,000                        $ 40,250
Tricon Global Restaurant 7.45% 5/15/05                                                300,000                         288,477
United Refining Co. 10.75%, 6/15/07                                                   240,000                         162,600
UST, Inc. 7.25%, 6/1/09                                                                15,000                          14,418
Vantive Corp. 4.75%, 9/1/02                                                         1,500,000                       1,231,875
Webb Dell, Inc. 9.375%, 5/1/09                                                        205,000                         173,225
Westfed Holding Management 15.5%, 9/15/99 (c)                                       2,200,000                         561,000
Wickes, Inc. 11.625%, 02/15/03                                                        600,000                         514,500
                                                                                                             -----------------
TOTAL CORPORATE BONDS  (COST $16,019,590)                                                                          11,198,291
                                                                                                             -----------------

CONVERTIBLE BONDS - 19.7%

Aspen Technology, Inc. 5.25% 6/15/05                                                1,000,000                         638,750
Halter Marine Group, Inc. 4.5%, 9/15/04                                             1,000,000                         633,750
P-Com Inc. 4.25%, 11/1/02                                                              85,000                          45,475
Parker Drilling Co. 5.50%, 8/1/04                                                   1,440,000                       1,022,400
S3, Inc. 5.75%, 10/1/03                                                               500,000                         445,000
Tops Appliance City, Inc. 6.5%, 11/30/03                                              150,000                          60,000
U.S. Diagnostic, Inc. 9%, 3/31/03                                                   1,135,000                         766,125
                                                                                                             -----------------
TOTAL CONVERTIBLE BONDS  (COST $3,602,348)                                                                          3,611,500
                                                                                                             -----------------

MUNICIPAL OBLIGATIONS - TAXABLE - 2.6%

Mississippi Development Bank Special Obligation
  8.5%, 12/1/18 (COST $455,152)                                                       500,000                         465,340
                                                                                                             -----------------


U.S. GOVERNMENT OBLIGATIONS - 4.4%

Fannie Mae REMIC 6.5%, 7/18/28                                                      1,981,352                         358,020
Fannie Mae, Series 93-124, 0%, 10/25/22                                               256,290                         154,069
Freddie Mac, Series 1856 SA, 3.313%, 3/15/24 (e)                                    9,376,978                         297,381
                                                                                                             -----------------
TOTAL U.S. GOVERNMENT OBLIGATIONS  (COST $766,618)                                                                    809,470
                                                                                                             -----------------

TOTAL INVESTMENTS - 94.9% (COST $22,276,397)                                                                       17,356,590
                                                                                                             -----------------
OTHER ASSETS LESS LIABILITIES - 5.1%                                                                                  937,270
                                                                                                             -----------------
TOTAL NET ASSETS - 100.0%                                                                                        $ 18,293,860
                                                                                                             =================

(a) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The coupon rate shown is the rate at October 31, 1999.

(b)  Non-income producing

(c) Non-income producing - issuer is in default or has filed for protection under the Federal Bankruptcy Code.

(d)  Security exempt from registration  under Rule 144A of the Securities Act of
     1933.  These   securities  may  be  resold  in  transactions   exempt  from
     registration,  normally to qualified  institutional  buyers. At October 31,
     1999, the value of these securities  amounted to $1,752,500 or 9.58% of net assets.

(e) Floating rate security; the coupon rate shown represents the rate at October 31, 1999.


FLORIDA STREET BOND FUND                                                                                OCTOBER 31, 1999
Statement of Assets & Liabilities

ASSETS

Investment in securities, at value (cost $22,276,397)                                                       $ 17,356,590
Interest receivable                                                                                              940,893
Receivable from broker                                                                                            88,043
Dividend receivable                                                                                                2,941
Receivable from investment advisor for
   reimbursed expenses                                                                                            40,396
                                                                                                       ------------------
     TOTAL ASSETS                                                                                             18,428,863

LIABILITIES

Payable to custodian bank                                                                  $ 93,425
Accrued investment advisory fee payable                                                      17,683
Payable for securities purchased                                                             22,714
Miscellaneous expenses                                                                        1,181
                                                                                   -----------------
     TOTAL LIABILITIES                                                                                           135,003
                                                                                                       ------------------

NET ASSETS                                                                                                  $ 18,293,860
                                                                                                       ==================

Net Assets consist of:
Paid in capital                                                                                             $ 23,883,277
Accumulated net investment loss                                                                                   (5,788)
Accumulated net realized gain (loss) on investments                                                             (663,822)
Net unrealized depreciation on investments                                                                    (4,919,807)
                                                                                                       ------------------

NET ASSETS, for 2,429,193 shares                                                                            $ 18,293,860
                                                                                                       ==================

NET ASSET VALUE
Net Assets
Offering price and redemption price per share  ($18,293,860 / 2,429,193)                                          $ 7.53
                                                                                                       ==================


FLORIDA STREET BOND FUND
STATEMENT OF OPERATIONS FOR THE PERIOD ENDED OCTOBER 31, 1999
INVESTMENT INCOME

Dividend Income                                                                                             $ 6,201
Interest Income                                                                                           3,842,367
Miscellaneous Income                                                                                          4,426
                                                                                                     ---------------
TOTAL INCOME                                                                                              3,852,994


EXPENSES

Investment advisory fee                                                                 $ 228,813
Interest expenses                                                                          10,431
Trustees fees                                                                               1,127
Federal taxes                                                                               3,148
                                                                                   ---------------
Total expenses before reimbursement                                                       243,519
Reimbursed expenses                                                                       (87,510)
                                                                                   ---------------
Total operating expenses                                                                                    156,009
                                                                                                     ---------------
NET INVESTMENT INCOME                                                                                     3,696,985
                                                                                                     ---------------

REALIZED & UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment securities                                        (663,804)
Change in net unrealized appreciation (depreciation)
  on investment securities                                                             (3,368,296)
                                                                                   ---------------
Net gain (loss) on investment securities                                                                 (4,032,100)
                                                                                                     ---------------
Net increase (decrease) in net assets resulting from operations                                          $ (335,115)
                                                                                                     ===============



FLORIDA STREET BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          YEAR                  YEAR
                                                                                         ENDED                 ENDED
                                                                                      OCTOBER 31,           OCTOBER 31,
                                                                                          1999                  1998
                                                                                    -----------------     -----------------
INCREASE IN NET ASSETS
OPERATIONS

  Net investment income                                                                  $ 3,696,985           $ 1,222,554
  Net realized gain (loss) on investment securities                                         (663,804)               71,019
  Change in net unrealized appreciation (depreciation)                                    (3,368,296)           (1,591,571)
                                                                                    -----------------     -----------------
  Net increase (decrease) in net assets resulting from operations                           (335,115)             (297,998)
                                                                                    -----------------     -----------------
DISTRIBUTIONS TO SHAREHOLDERS

  From net investment income                                                              (3,688,339)           (1,237,025)
  From net realized gain                                                                     (71,037)                    -
                                                                                    -----------------     -----------------
  Total distributions                                                                     (3,759,376)           (1,237,025)
                                                                                    -----------------     -----------------
SHARE TRANSACTIONS

  Net proceeds from sale of shares                                                         5,070,098            13,541,571
  Shares issued in reinvestment of distributions                                           3,586,408             1,166,552
  Shares redeemed                                                                         (6,196,752)             (533,511)
                                                                                    -----------------     -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING

  FROM SHARE TRANSACTIONS                                                                  2,459,754            14,174,612
                                                                                    -----------------     -----------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 (1,634,737)           12,639,589

NET ASSETS

  Beginning of period                                                                     19,928,597             7,289,008
                                                                                    -----------------     -----------------
  End of period [including accumulated net investment income/ (loss)
    of (5,788)and $(14,436), respectively]                                              $ 18,293,860          $ 19,928,597
                                                                                    =================     =================


FLORIDA STREET BOND FUND
FINANCIAL HIGHLIGHTS

                                                       YEAR                 YEAR               PERIOD
                                                       ENDED               ENDED                ENDED
                                                    OCTOBER 31,         OCTOBER 31,          OCTOBER 31,
                                                       1999                 1998              1997 (A)
                                                   --------------      ---------------      --------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                      $ 9.16               $ 9.95             $ 10.00
                                                   --------------      ---------------      --------------
Income from investment operations
  Net investment income                                     1.51                 0.85                0.21
  Net realized and unrealized gain(loss)                   (1.60)               (0.79)              (0.12)
                                                   --------------      ---------------      --------------
Total from investment operations                           (0.09)                0.06                0.09
                                                   --------------      ---------------      --------------
Less Distributions
  From net investment income                               (1.51)               (0.85)              (0.02)
  From net realized gain(loss)                             (0.03)                   -               (0.12)
                                                   --------------      ---------------      --------------
Total distributions                                        (1.54)               (0.85)              (0.14)
                                                   --------------      ---------------      --------------
Net asset value, end of period                            $ 7.53               $ 9.16              $ 9.95
                                                   ==============      ===============      ==============

TOTAL RETURN (b)                                           (1.45)%              0.33%               0.90%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                          $18,294              $19,929              $7,289
Ratio of expenses to average net assets                    0.75%                0.75%               0.53% (c)
Ratio of expenses to average net assets
    before reimbursement                                   1.17%                1.10%               1.10% (c)
Ratio of net investment income to                         17.77%                8.73%               3.95% (c)
   average net assets
Ratio of net investment income to
   average net assets before reimbursement                17.35%                8.38%               3.38% (c)
Portfolio turnover rate                                  129.38%               10.45%              60.55% (c)

(a)  For the period August 4, 1997 (commencement of operations) to October 31, 1997
(b)  For periods of less than a full year, total returns are not annualized.
(c)  Annualized

                           Florida Street Growth Fund
                             Report To Shareholders
                       For the Year Ended October 31, 1999

Dear Fellow Shareholders,

   As shown in the graph below, fiscal 1999 was a volatile one for the Florida Street Growth Fund and the equity indices. Fortunately, it was a rewarding year as well. The Fund achieved an annual return of 20.06%, well above the 12.02% return of the S&P 600 Small-Cap Index, and in line with the S&P Mid-Cap Index return of 21.06%. Since inception, the Fund's 10.43% return has exceeded the return of the Small-Cap Index by over 6%, but has not kept pace with the Mid-Cap return of 28.65%.

   Stocks progressed in fits and starts throughout the year as investors grappled with uncertainty over the outlook for interest rates and Federal Reserve Policy, as well as corporate earnings growth. With market valuations at historically high levels, any hint of trouble regarding inflation, interest rates or earnings caused sharp price drops in stocks. In each case in 1999, investors regained their positive view of the future, allowing stocks to recover and move into higher territory. We expect volatility to recur whenever events or economic releases call into question the basic tenets of the bull market: low inflation, stable interest rates, continued earnings growth.

     As fiscal 1999 progressed, it became clearer that though the market was working higher, investor focus was on a rather small number of economic sectors. These included, in broad terms, technology, telecommunications and Internet related groups. We focused our research on these areas in order to increase exposure. Investments were initiated in Qualcomm, Inc., SDL, Inc., Broadcom Corp., Antec Corp., and Xilinx Inc.



                                  PERFORMANCE TABLE
                                  Periods Ended 10-31/1999

                                                            SINCE         AVG. ANN. RETURN
                                  6 MONTHS          1 YEAR  INCEPTION     SINCE INCEPTION
                                  --------    ------------  ---------     ---------------

    Florida St. Growth Fund          2.91%        20.06%        10.43%       4.53%
    S&P 400 Mid-Cap                  1.87%        21.06%        28.65%      11.91%
    S&P 600 Small-Cap                2.77%        12.02%         4.08%        1.80%




PerPeriod  FS      S&P     S&P0
           Growth  Mid-Cap Small-Cap
   8/6/97  $10,000 $10,000 $10,000
 08/31/97   $9,900  $9,848 $10,240
 09/30/97  $10,550 $10,414 $10,917
 10/30/97  $10,340  $9,961 $10,446
 11/30/97  $10,120 $10,108 $10,337
 12/31/97  $10,090 $10,500 $10,579
 01/30/98   $9,939 $10,300 $10,373
 02/28/98  $10,702 $11,153 $11,317
 03/31/98  $11,214 $11,655 $11,749
 04/30/98  $11,365 $11,868 $11,818
 05/31/98  $10,803 $11,334 $11,192
  6/30/98  $10,712 $11,405 $11,224
  7/31/98  $10,200 $10,963 $10,366
  8/31/98   $8,122  $8,924  $8,368
  9/30/98   $8,634  $9,756  $8,879
 10/31/98   $9,196 $10,627  $9,291
 11/30/98   $9,552 $11,157  $9,813
 12/31/98  $10,374 $12,504 $10,439
  1/31/99  $10,669 $12,016 $10,307
  2/28/99   $9,898 $11,388  $9,379
  3/31/99   $9,863 $11,706  $9,500
  4/30/99  $10,726 $12,629 $10,127
  5/31/99  $10,605 $12,685 $10,374
  6/30/99  $11,515 $13,364 $10,964
  7/31/99  $11,437 $13,080 $10,868
  8/31/99  $10,645 $12,631 $10,390
  9/30/99  $10,626 $12,242 $10,434
 10/31/99  $11,043 $12,865 $10,408


The chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 400 Mid-Cap Index and the S&P 600 Small-Cap Index on August 6, 1997 and held through October 31, 1999. The S&P 400 Mid-Cap Index and the S&P 600 Small-Cap Index are widely recognized unmanaged indices of common stock prices. Performance figures include the change in value of the stocks in the indices, reinvestment of dividends, and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. The Fund's return represents past performance and is not predictive of future results.0.0

   WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THE YEAR?

   The most important factor was the return to a positive outlook for earnings growth in technology-related industries following the Asian financial crisis. This crisis had diminished expectations in 1998 for U.S. technology companies' sales and earnings. As recovery began to take hold in Asia, it became clearer that these companies' prospects were brighter. Investors began bidding share prices higher.

   WHAT HOLDINGS AFFECTED THE FUND'S RETURN SIGNIFICANTLY?

   Stocks making the greatest positive impact on the Fund include 1) Qualcomm, the owner of the standard in wireless communication technology known as CMDA, 2) Netbank, the first internet bank to achieve profitability, 3) SDL, Inc., a manufacturer of fiber optic related products and optoelectronic systems, 4) Cisco Systems, a manufacturer of a broad line of data networking products for corporate enterprise and public service provider markets, and 5) Oracle Corp., a developer of software for enterprise information management.

   Stocks whose performance has dampened performance include 1) Watson Pharmaceuticals, a manufacturer of generic and proprietary pharmaceutical products, and 2) Rite Aid, a national operator of retail drugstores. Watson stock declined following an FDA warning letter pointing out deficiencies in manufacturing in one of its plants. The company has responded well to the FDA complaint, and the stock is beginning to recover. Rite Aid investors have suffered several negative earnings surprises during the past year, and the stock has plummeted. Our confidence in management was shaken, and we sold the entire position. The shares have continued to decline since then.

   WHAT ARE THE FUND'S LARGEST HOLDINGS AT THE END OF THE FISCAL YEAR?

             NAME                                        % OF NET ASSETS
1.       Global Crossing Ltd.                                  4.33
2.       Cisco Systems, Inc.                                   3.49
3.       MBNA Corp.                                            3.44
4.       Dycom Industries, Inc.                                3.39
5.       Qualcomm, Inc.                                        3.09
                                                               ----
                                                              17.74

   HOW IS THE FUND POSITIONED FOR THE MARKET ENVIRONMENT AHEAD?

   We expect the market environment to remain positive for the foreseeable future, but volatility will probably remain high. The fund's exposure to small and mid-cap stocks is a positive for the longer term due to the underperformance of these stocks over the past several years. The Fund maintains a large commitment to technology and telecommunications stocks that add volatility but provides investors exposure to areas of rapid sales and earnings growth. These companies have also been undergoing positive earnings revisions, a powerful force that can drive stock prices higher. We expect these sectors to continue to outperform the general market, but will look for opportunities to pare back holdings when enthusiasm outpaces reality.

   HOW HAS THE FUND PERFORMED FOR THE CALENDAR YEAR ENDED DECEMBER 31, 1999?

   For the full year the Fund showed strong results on an absolute basis and relative to its benchmarks. The annual return for 1999 was 39.15%, compared to a 14.72% return for the S&P Mid-Cap 400 Index and 12.41% for the S&P Small-Cap 600 Index. The final quarter of the year proved very rewarding as the Fund returned 35.86% compared to the S&P Mid-Cap and Small-Cap Indices' returns of 17.17% and 12.46%, respectively. Major contributors to this result were technology and telecommunications holdings including Qualcomm, Inc., Global Crossing, SDL, Inc., Broadcom Corp. and Oracle Corp.

   Thank you for your continued interest in the Florida Street Growth Fund.

Richard L. Chauvin, Jr. CFA


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND; THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE SHAREHOLDERS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


FLORIDA STREET GROWTH FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 1999

COMMON STOCK - 89.7%                                              SHARES                        VALUE

CAPITAL EQUIPMENT - 5.2%
Ballard Power Systems, Inc. (a)                                       1,000                        $ 28,062
Cordant Technologies. Inc.                                            1,000                          31,188
General Dynamics Corp.                                                1,000                          55,438
Roper Industries, Inc.                                                1,200                          37,050
SPX Corp. (a)                                                           400                          33,900
                                                                                           -----------------
                                                                                                    185,638
                                                                                           -----------------
CONSUMER CYCLICAL - 6.9%
Dollar General Corp.                                                    976                          25,742
Family Dollar Stores, Inc.                                            2,000                          41,250
Fastenal Co.                                                          1,200                          43,500
Lowe's Companies, Inc.                                                1,000                          55,000
Pacific sunware of California (a)                                     1,300                          39,244
SCP Pool Corp. (a)                                                    1,875                          42,539
                                                                                           -----------------
                                                                                                    247,275
                                                                                           -----------------
CONSUMER SERVICES - 9.7%
Cintas Corp.                                                          1,400                          84,350
Concord EFS, Inc. (a)                                                 3,075                          83,217
Cybergold, Inc.                                                       2,300                          15,525
MedQuist, Inc. (a)                                                    1,000                          32,000
NCO Group, Inc. (a)                                                   2,100                          88,988
Quanta Services, Inc. (a)                                             1,600                          44,600
                                                                                           -----------------
                                                                                                    348,680
                                                                                           -----------------
ENERGY - 4.7%
Baker Hughes, Inc.                                                    1,500                          41,906
Core Laboratories N.V. (a)                                            3,000                          55,125
Noble Drilling Corp. (a)                                              2,000                          44,375
Transocean Offshore, Inc.                                             1,000                          27,188
                                                                                           -----------------
                                                                                                    168,594
                                                                                           -----------------
FINANCIAL SERVICES - 10.7%
Allied Capital Corp.                                                  4,400                          88,275
First Tennessee National Corp.                                        1,200                          40,800
MBNA Corp.                                                            4,487                         123,953
Protective Life Corp.                                                 2,200                          79,613
State Street Corp.                                                      700                          53,287
                                                                                           -----------------
                                                                                                    385,928
                                                                                           -----------------
HEALTH CARE - 4.2%
Elan Corp. (a) (c)                                                    2,000                          51,500
Watson Pharmaceuticals, Inc. (a)                                      3,100                          98,425
                                                                                           -----------------
                                                                                                    149,925
                                                                                           -----------------
NATURAL RESOURCES/ BASIC MATERIALS - 1.8%
Georgia-Pacific Timber Group                                          2,700                          64,463
                                                                                           -----------------
FLORIDA STREET GROWTH FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 1999 - CONTINUED

COMMON STOCK - CONTINUED
NETWORK EQUIPMENT - 5.2%
Cisco Systems, Inc. (a)                                               1,700                       $ 125,800
Qlogic Corp. (a)                                                        600                          62,475
                                                                                           -----------------
                                                                                                    188,275
                                                                                           -----------------
OPTICAL NETWORK EQUIPMENT - 3.0%
Ciena Corp. (a)                                                       1,000                          35,250
SDL Inc. (a)                                                            600                          73,988
                                                                                           -----------------
                                                                                                    109,238
                                                                                           -----------------
SEMICONDUCTORS - 7.3%
Broadcom Corp. - Class A (a)                                            600                          76,687
Galileo Technology Ltd. (a)                                           3,000                          68,625
S3, Inc. (a)                                                          4,000                          40,000
Xilinx Inc. (a)                                                       1,000                          78,625
                                                                                           -----------------
                                                                                                    263,937
                                                                                           -----------------
SOFTWARE - 3.9%
Oracle Corp. (a)                                                      1,700                          80,856
Usinternetworking, Inc. (a)                                           1,800                          59,962
                                                                                           -----------------
                                                                                                    140,818
                                                                                           -----------------
TECHNOLOGY SERVICES - 3.4%
Dycom Industries, Inc.                                                3,750                         122,109
                                                                                           -----------------

TELECOMMUNICATIONS EQUIPMENT - 8.4%
Antec Corp. (a)                                                       1,800                          87,300
QUALCOMM, Inc. (a)                                                      500                         111,375
RF Micro Devices, Inc. (a)                                            1,000                          51,625
Tellabs, Inc. (a)                                                       808                          51,106
                                                                                           -----------------
                                                                                                    301,406
                                                                                           -----------------
TELECOMMUNICATIONS - 14.5%
Adelphia Business Solutions, Inc. - Class A (a)                       1,500                          42,563
Alltel Corp.                                                            900                          74,925
At Home Corp. - Class A                                                 500                          18,687
Cincinnati Bell, Inc.                                                 1,500                          31,218
Global Grossing Ltd. (a)                                              4,510                         156,159
High Speed Access Corp. (a)                                           1,200                          31,575
MCI WorldCom, Inc. (a)                                                  900                          77,231
Qwest Communications, Inc. (a)                                        1,500                          54,000
Teligent, Inc. - Class A (a)                                            800                          35,900
                                                                                           -----------------
                                                                                                    522,258
                                                                                           -----------------
UTILITIES - 0.9%
AES Corp. (a)                                                           600                          33,863
                                                                                           -----------------

TOTAL COMMON STOCKS (Cost $2,558,842)                                                             3,232,407
                                                                                           -----------------
FLORIDA STREET GROWTH FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 1999 - CONTINUED

                                                                 PRINCIPAL
MONEY MARKET SECURITIES - 11.1%                                   AMOUNT
Federated Prime Obligations Fund, 5.00% (b)
   (Cost $399,450)                                                $ 399,450                       $ 399,450
                                                                                           -----------------

TOTAL INVESTMENTS - 100.8% (COST $2,958,292)                                                      3,631,857
                                                                                           -----------------
OTHER ASSETS LESS LIABILITIES - (0.8)%                                                              (29,138)
                                                                                           -----------------
TOTAL NET ASSETS - 100.0%                                                                       $ 3,602,719
                                                                                           =================


(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at October 31, 1999.
(c) American Depository Receipt


FLORIDA STREET GROWTH FUND                                                        OCTOBER 31, 1999
Statement of Assets & Liabilities

ASSETS

Investment in securities, at value (cost $2,958,292)                                   $ 3,631,857
Cash                                                                                        42,979
Receivable for securities sold                                                              29,402
Dividends receivable                                                                           348
Interest receivable                                                                          1,051
                                                                                 ------------------
     TOTAL ASSETS                                                                        3,705,637

LIABILITIES

Accrued investment advisory fee payable                               $ 4,200
Payable for securities purchased                                       98,718
                                                             -----------------

     TOTAL LIABILITIES                                                                     102,918
                                                                                 ------------------

NET ASSETS                                                                             $ 3,602,719
                                                                                 ==================

Net Assets consist of:
Paid in capital                                                                        $ 3,338,608
Accumulated net investment loss                                                             (1,331)
Accumulated net realized gain (loss) on investments                                       (408,123)
Net unrealized appreciation on investments                                                 673,565
                                                                                 ------------------

NET ASSETS, for  328,202 shares                                                        $ 3,602,719
                                                                                 ==================

NET ASSET VALUE
Net Assets
Offering price and redemption price per share  ($3,602,719 / 328,202)                      $ 10.98
                                                                                 ==================



FLORIDA STREET GROWTH FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME

Dividend Income                                                                                            $ 25,219
Interest Income                                                                                              10,452
                                                                                                     ---------------
TOTAL INCOME                                                                                                 35,671


EXPENSES

Investment advisory fee                                                                  $ 50,958
Trustees' fees                                                                              1,127
                                                                                   ---------------
Total expenses before reimbursement                                                        52,085
Reimbursed expenses                                                                        (1,127)
                                                                                   ---------------
Total operating expenses                                                                                     50,958
                                                                                                     ---------------
NET INVESTMENT INCOME (LOSS)                                                                                (15,287)
                                                                                                     ---------------

REALIZED & UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment securities                                        (106,021)
Change in net unrealized appreciation (depreciation)
   on investment securities                                                               787,262
                                                                                   ---------------
Net gain on investment securities                                                                           681,241
                                                                                                     ---------------
Net increase in net assets resulting from operations                                                      $ 665,954
                                                                                                     ===============


FLORIDA STREET GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         YEAR                  YEAR
                                                                                        ENDED                 ENDED
                                                                                     OCTOBER 31,           OCTOBER 31,
                                                                                         1999                  1998
                                                                                   -----------------     -----------------
Increase in Net Assets
Operations

  Net investment income (loss)                                                            $ (15,287)              $ 6,034
  Net realized gain (loss) on investment securities                                        (106,021)             (295,878)
  Change in net unrealized appreciation (depreciation)                                      787,262              (146,025)
                                                                                   -----------------     -----------------
  Net increase (decrease) in net assets resulting from operations                           665,954              (435,869)
                                                                                   -----------------     -----------------
DISTRIBUTIONS TO SHAREHOLDERS

  From net investment income                                                                 (6,024)               (2,075)
  From net realized gain                                                                          -                (6,224)
                                                                                   -----------------     -----------------
  Total Distributions                                                                        (6,024)               (8,299)
                                                                                   -----------------     -----------------
SHARE TRANSACTIONS

  Net proceeds from sale of shares                                                        1,232,745             1,857,985
  Shares issued in reinvestment of distributions                                              6,024                 8,299
  Shares redeemed                                                                        (1,615,951)             (219,626)
                                                                                   -----------------     -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM SHARE TRANSACTIONS                                                                  (377,182)            1,646,658
                                                                                   -----------------     -----------------
  TOTAL INCREASE IN NET ASSETS                                                              282,748             1,202,490

NET ASSETS
  Begining of period                                                                      3,319,971             2,117,481
                                                                                   -----------------     -----------------
  End of period [including accumulated undistributed net
    investment income (loss) of $(1,331) and $4,693]                                    $ 3,602,719           $ 3,319,971
                                                                                   =================     =================

FLORIDA STREET GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                             YEAR                  YEAR                PERIOD
                                                             ENDED                 ENDED                ENDED
                                                          OCTOBER 31,           OCTOBER 31,          OCTOBER 31,
                                                             1999                  1998               1997 (A)
                                                         --------------        --------------       --------------
SELECTED PER SHARE DATA

Net asset value, beginning of period                            $ 9.16               $ 10.19              $ 10.00
                                                         --------------        --------------       --------------
Income from investment operations
  Net investment income (loss)                                   (0.04)                 0.02                 0.03
  Net realized and unrealized gain (loss)                         1.88                 (1.01)                0.16
                                                         --------------        --------------       --------------
Total from investment operations                                  1.84                 (0.99)                0.19
                                                         --------------        --------------       --------------
Less Distributions

  From net investment income                                     (0.02)                (0.01)                   -
  From net realized gain (loss)                                      -                 (0.03)                   -
                                                         --------------        --------------       --------------
Total Distributions                                              (0.02)                (0.04)                   -
                                                         --------------        --------------       --------------
Net asset value, end of period                                 $ 10.98                $ 9.16              $ 10.19
                                                         ==============        ==============       ==============

TOTAL RETURN (b)                                                20.06%                 (9.73)%              1.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000)                                 $3,603                $3,320               $2,117
Ratio of expenses to average net assets                          1.35%                 1.25%                1.35% (c)
Ratio of expenses to average net assets
   before reimbursement                                          1.38%                 1.35%                1.35% (c)
Ratio of net investment income (loss) to                         (0.40)%               0.21%                1.14% (c)
   average net assets
Ratio of net investment income (loss) to
   average net assets before reimbursement                       (0.43)%               0.12%                1.14% (c)
Portfolio turnover rate                                        111.97%                63.10%                0.87% (c)

(a) August 6, 1997 (commencement of operations) to October 31, 1997
(b) For periods of less than a full year, total returns are not annualized.
(c) Annualized

                              FLORIDA STREET FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1999

NOTE 1.  ORGANIZATION

     Florida Street Bond Fund (the "Bond Fund") and Florida Street Growth Fund (the "Growth Fund") are series of the AmeriPrime Funds, an Ohio business trust (the "Trust"). Each Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified series, open-end management investment company. Each Fund's investment objective is to provide total return over the long term. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATIONS- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

FEDERAL INCOME TAXES- Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, each

                              FLORIDA STREET FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          OCTOBER 31, 1999 - CONTINUED

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. The Florida Street Bond Fund incurred a tax expense of $3,148 for the period ended October 31, 1999.

DIVIDENDS AND DISTRIBUTIONS- The Bond Fund intends to declare substantially all of its net investment income as dividends to its shareholders on a daily basis and to pay such dividends monthly. The Growth fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

OTHER- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital for the Growth Fund.

NOTE 3. OPERATING POLICIES

RESTRICTED SECURITIES- The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund's schedule of investments.

SHORT SALES- A Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

                              FLORIDA STREET FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          OCTOBER 31, 1999 - CONTINUED

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Funds retain Commonwealth Advisors, Inc. (the "Advisor") to manage each Fund's investments. Walter A. Morales, the Advisor's president and chief investment manager, is responsible for the day to day management of the Bond Fund; Richard L. Chauvin, Senior Vice-President of the Advisor, is responsible for the day to day management of the Growth Fund.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of each Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay each Fund's expenses, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.10% and 1.35% of the average daily net assets of the Bond Fund and the Growth Fund, respectively. It should be noted that most investment companies pay their own operating expenses directly, while the Funds' expenses, except those specified above, are paid by the Advisor. For the year ended October 31, 1999, the Advisor received fees of $228,813 and $50,958 from the Bond Fund and the Growth Fund, respectively. The Advisor has voluntarily agreed to waive fees for the Bond Fund for the fiscal year ended October 31, 1999 to the extent necessary to maintain total operating expenses at the rate of 0.75%. The Advisor has voluntarily agreed to reimburse other expenses for the Growth Fund for the fiscal year ended October 31, 1999 to the extent necessary to maintain total operating expenses at the rate of 1.35%. For the year ended October 31, 1999, the Advisor reimbursed expenses of $87,510 and $1,127 for the Bond Fund and the Growth Fund, respectively.

     Each Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage each Fund's business affairs and to provide each Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the year ended October 31, 1999, the Administrator received fees of $23,280 and $19,783 from the Advisor for administrative services provided to the Bond Fund and the Growth Fund, respectively.

     Each Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor") to act as the principal distributor of each Fund's shares. There were no payments made to the Distributor for the year ended October 31, 1999. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

                              FLORIDA STREET FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          OCTOBER 31, 1999 - CONTINUED

NOTE 5.  SHARE TRANSACTIONS

     BOND FUND. As of October 31, 1999, there was an unlimited number of authorized shares for the Fund. Paid in capital at October 31, 1999 was $23,883,277.

Transactions in shares were as follows:


                              YEAR ENDED YEAR ENDED

                                    OCTOBER 31, 1999                           OCTOBER 31, 1998

                             SHARES              DOLLARS                  SHARES               DOLLARS

Shares sold                   574,601            $5,070,098               1,379,576          $13,541,571
Shares issued in
reinvestment of
dividends                     416,536             3,586,408                 118,681            1,166,552
Shares redeemed              (737,701)           (6,196,752)                (55,224)            (533,511)
                             ---------          ------------              ----------         ------------
                              253,436            $2,459,754               1,443,033          $14,174,612
                             ========           ============              ==========         ============




     GROWTH FUND. As of October 31, 1999, there was an unlimited number of authorized shares for the Fund. Paid in capital at October 31, 1999 was $3,338,608.
Transactions in shares were as follows:

                              YEAR ENDED YEAR ENDED

                                    OCTOBER 31, 1999                           OCTOBER 31, 1998

                              SHARES               DOLLARS                SHARES               DOLLARS

Shares sold                   119,466              $1,232,745             175,386              $1,857,985
Shares issued in
reinvestment of
dividends                         593                   6,024                 867                   8,299
Shares redeemed              (154,419)             (1,615,951)            (21,397)               (219,626)
                             ----------            -----------           ---------             -----------
                              (34,360)              $(377,182)            154,856               $1,646,658
                             ==========            ===========           =========             ===========



                              FLORIDA STREET FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          OCTOBER 31, 1999 - CONTINUED

NOTE 6.  INVESTMENTS

BOND FUND. For the year ended October 31, 1999, purchases and sales of investment securities, other than short-term investments, aggregated $26,511,790 and $26,221,451, respectively. The gross unrealized appreciation for all securities totaled $588,361 and the gross unrealized depreciation for all securities totaled $5,508,168 for a net unrealized depreciation of $4,919,807. The aggregate cost of securities for federal income tax purposes at October 31, 1999 was $22,276,397.

GROWTH FUND. For the year ended October 31, 1999, purchases and sales of investment securities, other than short-term investments, aggregated $3,901,518 and $4,523,143, respectively. The gross unrealized appreciation for all securities totaled $804,952 and the gross unrealized depreciation for all securities totaled $131,387 for a net unrealized appreciation of $673,565. The aggregate cost of securities for federal income tax purposes at October 31, 1999 was $2,958,292.

NOTE 7. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 8. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 1999, Charles Schwab & Co. owned of record in aggregate more than 97% and 93% of the Bond Fund and the Growth Fund, respectively.

                          INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Trustees
Florida Street Bond Fund and Florida Street Growth Fund

We have audited the statement of assets and liabilities, including the portfolio of investments, of the Florida Street Bond Fund and Florida Street Growth Fund (members of the AmeriPrime Fund Series) as of October 31, 1999, and the related statement of operations, the statement of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Florida Street Bond Fund and Florida Street Growth Fund as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 21, 1999